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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2003
                                                         -----------------

                          MALAN REALTY INVESTORS, INC.
               (Exact name of registrant as specified in charter)

                         COMMISSION FILE NUMBER 1-13092


             MICHIGAN                                 38-1841410
 (State or other jurisdiction of           (I.R.S. Employer Identification
  incorporation or organization)                       Number)


      30200 TELEGRAPH RD., STE. 105                     48025
         BINGHAM FARMS, MICHIGAN                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (248) 644-7110


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 17, 2003, The Company issued a press release a copy of which is attached hereto as exhibit (99.1) and is incorporated herein by reference.





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                          MALAN REALTY INVESTORS, INC.
                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MALAN REALTY INVESTORS, INC.




By: /s/ Melinda M. Hale
    --------------------
    Melinda M. Hale
    Acting Chief Financial Officer (principal accounting officer)




Dated: November 21, 2003


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                                 EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

EX-99.1                 Press Release dated November 17, 2003